Exhibit 99.1

Fortune Brands Announces Key Organization and Leadership Changes to Align Organization and Drive Accelerated Growth and Productivity

Highlights:

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Fortune Brands announces new operational-focused structure to better align the Company with its growth and productivity priorities; makes change ahead of previously announced separation into two world-class, publicly traded companies
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Cheri Phyfer named Group President; will lead brand, innovation and channel resources across Fortune Brands
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Ron Wilson named Chief Supply Chain Officer; will lead supply chain and manufacturing operations across Fortune Brands

DEERFIELD, IL. (Sept. 6, 2022) – Fortune Brands Home & Security, Inc. (NYSE: FBHS, the “Company”, or “Fortune Brands”), an industry-leading home and security products company, today announced key organization and leadership changes, enabling the Company to drive accelerated growth and productivity.

“The upcoming separation of our company represents more than just the creation of two world-class, public companies; it also represents an opportunity for Fortune Brands to take the next steps in its evolution,” said Nicholas Fink, Chief Executive Officer, Fortune Brands. “This organization redesign will position us to capture the many opportunities we see to drive accelerated growth and margin progression in the years ahead. We are transitioning from a decentralized structure with separate businesses to a more aligned operating model that will prioritize activities that are core to brand, innovation, and channel. Additionally, we are aligning all of our global supply chain resources under a chief supply chain officer to fully leverage the scale and execution excellence of our total business.”

The Company’s brand, innovation and channel organization will report to Cheri Phyfer in the newly created role of Group President, Fortune Brands. This change enables the Company to further build and leverage its best-in-class capabilities, as well as to better align and accelerate key growth priorities. In her time as President of Water Innovations, Phyfer was critical in driving the success of the platform as a multi-brand portfolio while delivering exceptional sales growth and margin progression. Additionally, Phyfer led the evolution of the Water Innovations segment toward an innovative, digitally enabled water technology company.

“The performance of Water Innovations demonstrates that Fortune Brands has the experience and ability to transition businesses into high performing, multi-brand portfolios. Under our new structure, we intend to maximize performance and productivity enhancing capabilities across the entire Fortune Brands portfolio,” said Fink.

Additionally, the Company is unifying its global supply chain and manufacturing operations under Ron Wilson in the newly created role of Chief Supply Chain Officer, Fortune Brands. This change will drive the scale needed for critical strategic sourcing and planning initiatives, lean manufacturing, and increased efficiency to help unlock the full potential of the Fortune Brands Advantage. Wilson is an experienced supply chain and operations executive, who, prior to this role, led Water Innovations’ global supply chain.

“I am confident this new structure will make Fortune Brands a more agile and efficient organization and will unlock opportunities for growth and shareholder value. I am excited to continue leading Fortune

Brands into its next phase of market-beating performance. More than ever before, we will truly be able to harness the power of our scale and execution excellence across all of our brands,” Fink said. “Additionally, I am especially grateful to Cheri and Ron for taking on these key leadership roles.”

Marty Thomas, formerly the SVP, Operations and Supply Chain Strategy at Fortune Brands, will be transitioning to a key advisory role, and as part of a planned succession, will be retiring at the end of the year. Brett Finley, formerly the President of the Outdoors & Security segment, will also be moving to a key advisory role through the end of the year, at which point he will be departing the organization to pursue other opportunities. The Company is grateful to both Thomas and Finley for their years of contributions.

In April 2022, Fortune Brands announced it would pursue a separation into two world-class companies via a tax-free spin-off of its Cabinets business. As the separation progresses ahead of schedule, the Company is actively taking steps to prepare for sustained, accelerated value creation.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding general business strategies, product offerings, expansion into new geographic markets, market potential, anticipated future financial performance, the potential of our brands, and other matters. Statements preceded by, followed by or that otherwise include the words “believes”, “positioned”, “expects”, “estimates”, “plans”, “look to”, “outlook”, “intend”, and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to the expected benefits and costs of the intended spin-off transaction; the tax-free nature of the spin-off; the expected timing of the completion of the spin-off transaction and the transaction terms; general business and economic conditions; our reliance on the North American repair and remodel and new home construction activity levels; our reliance on key customers and suppliers; our ability to maintain our strong brands and to develop innovative products while maintaining our competitive positions; our ability to improve organizational productivity and global supply chain efficiency; our ability to obtain raw materials and finished goods in a timely and cost-effective manner; the impact of sustained inflation, including global commodity and energy availability and price volatility; the impact of trade-related tariffs and risks with uncertain trade environments or changes in government and industry regulatory standards; our ability to attract and retain qualified personnel and other labor constraints; the uncertainties relating to the impact of COVID-19 on the Company’s business and results; our ability to achieve the anticipated benefits of our strategic initiatives; our ability to successfully execute our acquisition strategy and integrate businesses that we have and may acquire; and the other factors discussed in our securities filings, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.

About Fortune Brands

Fortune Brands Home & Security, Inc. (NYSE: FBHS), headquartered in Deerfield, IL., is a Fortune 500 company, part of the S&P 500 Index and a leader in the home products industry. With trusted brands and market leadership positions in each of its three operating segments, Water Innovations, Outdoors &

Security, and Cabinets, Fortune Brands’ 28,000 associates work with a purpose to fulfill the dreams of home.

The Company’s growing portfolio of complementary businesses and innovative brands includes Moen and the House of Rohl within Water Innovations; outdoor living and security products from Therma-Tru, LARSON, Fiberon, Master Lock and SentrySafe; and MasterBrand Cabinets’ wide-ranging offerings from MANTRA, Diamond, Omega and many more. Visit www.FBHS.com to learn more about FBHS, its brands and how the Company is accelerating its environmental, social and governance (ESG) commitments.

Source: Fortune Brands Home & Security, Inc.

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INVESTOR CONTACT:

Matthew Skelly

847-484-4573

Investor.Questions@fbhs.com

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